Equity	12 Months Ended
Dec. 31, 2021
Equity
Equity

Note 10.Equity

Prior to the Business Combination (See Note 15 for additional information), profits and losses of the Company are allocated to the Members in accordance with the BCP QualTek Holdco, LLC Agreement (“HoldCo LLC Agreement”), as amended and restated on October 4, 2019. Distributions made by the Company are based on the HoldCo LLC agreement.

Preferred equity: On October 4, 2019, an affiliate of the Company’s majority member, BCP QualTek II LLC, contributed $25,000 thousand in exchange for 25,000 Preferred Units, as defined in the Holdco LLC Agreement. The Preferred Units had a liquidation preference equal to the initial price per unit of $1,000 plus a preferred return accrued through the date of liquidation of 12.00% per annum, compounding quarterly, as defined in the Holdco LLC Agreement. The Preferred Units had a perpetual term, with no fixed maturity date and no voting rights. The Company had the right to redeem any or all of the Preferred Units, including the accrued return, at any time. The Preferred Units were not convertible or exchangeable with any of the equity interest of the Company.

On June 16, 2021, the 25,000 Preferred Units and accumulated preferred return, which totaled $5,568 thousand was exchanged for the Convertible Note — Related Party — June 2021 (see Note 8).

Profits interests: The Company has granted certain Class P Units, as defined in the Holdco LLC Agreement, to certain employees and executives of the Company. The Class P Units vest over five years, subject to certain criteria. All Class P Units vest immediately upon a sale of the Company, as defined in the Holdco LLC Agreement. Each Class P Unit entitles a participant to a residual profits interest payable after certain thresholds are met. Such profits would be considered compensation expense for the Company. From the grant dates through December 31, 2021, the Company determined that the thresholds described previously were not probable and therefore, the Company has not assigned any value to such Class P Units and no related expense were incurred during the years ended December 31, 2021 and 2020.

Distributions: The Company recorded tax distributions of $6,676 thousand on behalf of its members for the year ended December 31, 2020. There were no tax distributions for the year ended December 31, 2021. Tax distributions to the majority members of $11,409 thousand were unpaid and are recorded as distributions payable on the consolidated balance sheets as of December 31, 2021 and 2020, respectively.

In connection with the Business Combination, the shares and corresponding equity amounts related to the Company’s Class A Units prior to the Business Combination have been retroactively restated to reflect the post-combination Common Stock capital structure of QualTek Services, Inc. as follows.

QualTek Services Inc. Preferred Stock: The Company is authorized to issue 1,000,000 shares of preferred stock with a par value of $0.0001 per share. At December 31, 2021 and 2020, there were 0 and 25,000 shares of preferred stock issued and outstanding, respectively.

QualTek Services Inc. Class A common stock: The Company is authorized to issue 500,000,000 thousand shares of Class A Common Stock with a par value of $0.0001 per share. At December 31, 2021 and 2020, there were 10,989,751 and 11,923,941 shares issued and outstanding, respectively.

QualTek Services Inc. Class B common stock: The Company is authorized to issue 500,000,000 shares of Class B Common Stock with a par value of $0.0001 per share. At December 31, 2021 and 2020, there were 13,085,488 and 11,173,776 shares issued and outstanding, respectively. Holders of Class B Common Stock do not have economic rights but are entitied to one vote for each share of Class B Common Stock held. Upon liquidation of the Company, holders are not entitled to any assets remaining after payment of debts and other liabilities.

Holders of Class A Common Stock and Class B Common Stock vote as a single class on all matters requiring a shareholder vote.